UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 17, 2012

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Merger Agreement Amendment

On October 17, 2012, Aetna Inc. (“Aetna”), Coventry Health Care, Inc. (“Coventry”) and Jaguar Merger Subsidiary, Inc., a wholly owned subsidiary of Aetna (“Merger Sub”), entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of August 19, 2012 (the “Merger Agreement”), previously entered into by the parties.  Pursuant to the Merger Agreement, as amended by Amendment No. 1, subject to the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into Coventry, with Coventry surviving the merger as a wholly owned subsidiary of Aetna (the “Merger”).

Under the terms of the Merger Agreement (prior to the execution of Amendment No. 1), Aetna and Coventry agreed to discuss the appropriate treatment of outstanding Coventry stock options with an exercise price greater than or equal to the Equity Award Cash Consideration (as defined in the Merger Agreement) (each such option, an “Underwater Option”). Based on those discussions, Aetna and Coventry entered into Amendment No. 1, which provides that upon completion of the Merger, each Underwater Option will be cancelled.  In addition, Amendment No. 1 provides that each holder of an Underwater Option who executes a customary acknowledgment and waiver will be eligible to receive an amount in cash calculated by reference to the exercise price of such Underwater Option and equivalent to $1.00 to $4.00 per share of Coventry common stock subject to such Underwater Option.  For active employees of Coventry, such payment will also be conditioned upon such employee remaining employed by the surviving corporation or Aetna for one year following the closing of the Merger (subject to acceleration upon termination of employment due to death, disability, an involuntary termination without cause or, in certain circumstances, a constructive termination). The maximum aggregate amount to be paid by Aetna pursuant to Amendment No. 1 with respect to the Underwater Options will not exceed $8 million.

Amendment No. 1 also amends Section 6.01(d) of the Merger Agreement to reduce the aggregate dollar value of stock units that Coventry is permitted to issue to new hires in the ordinary course of business between the execution of the Merger Agreement and the consummation of the transactions contemplated thereby from $7,000,000 to $3,000,000.

The foregoing description of Amendment No. 1 and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of Amendment No. 1, which is attached hereto as Exhibit 2.1 and incorporated by reference herein, and the Merger Agreement, which was filed as Exhibit 2.1 to Aetna’s Current Report on Form 8-K filed on August 22, 2012 and incorporated by reference herein.  A copy of Amendment No. 1 has been included to provide stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about Aetna or Coventry. The representations, warranties and covenants, as applicable, contained in Amendment No. 1 and the Merger Agreement have been made solely for the purposes of Amendment No. 1 and the Merger Agreement and as of specific dates; were solely for the benefit of the parties to Amendment No. 1 and the Merger Agreement; are not intended as statements of fact to be relied upon by Aetna’s or Coventry’s stockholders and other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures, as applicable, that were made between the parties in connection with the negotiation of Amendment No. 1 and the Merger Agreement, which disclosures, as applicable, are not reflected in either Amendment No. 1 or the Merger Agreement; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Security holders are not third-party beneficiaries under Amendment No. 1 or the Merger Agreement (except with respect to stockholders’ right to receive the merger consideration following the effective time of the Merger) and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Coventry, Aetna or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Aetna’s or Coventry’s public disclosures. Aetna acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Aetna Inc. (“Aetna”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-184041), including Amendment No. 1 thereto, containing a proxy statement/prospectus, and Coventry Health Care, Inc. (“Coventry”) has filed with the SEC a proxy statement/prospectus, and each of Aetna and Coventry has filed and will file other documents with respect to the proposed acquisition of Coventry. The registration statement was declared effective on October 18, 2012, and Aetna and Coventry commenced mailing the definitive proxy statement/prospectus to Coventry stockholders on or about October 19, 2012. INVESTORS AND SECURITY HOLDERS OF COVENTRY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Aetna or Coventry through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Aetna will be available free of charge on Aetna’s internet website at http://www.aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-8204. Copies of the documents filed with the SEC by Coventry will be available free of charge on Coventry’s internet website at http://www.cvty.com or by contacting Coventry’s Investor Relations Department at 301-581-5717.

Aetna, Coventry, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Coventry is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 28, 2012, its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 6, 2012, and its Current Report on Form 8-K, which was filed with the SEC on May 31, 2012. Information about the directors and executive officers of Aetna is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 24, 2012, its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 9, 2012, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which was filed with the SEC on July 31, 2012. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and other relevant materials filed with the SEC.

Section 8 – Other Events

Item 8.01.  Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are updated Aetna and Coventry unaudited pro forma condensed combined financial statements as of, and for the six months ended, June 30, 2012 and for the year ended December 31, 2011 (the “Pro Formas”).  The Pro Formas were prepared in connection with the filing of Amendment No. 1 to Aetna’s Registration Statement on Form S-4 (File No. 333-184041) and reflect Amendment No. 1 to the Merger Agreement and certain developments since September 21, 2012. The unaudited pro forma condensed combined statements of income for the year ended December 31, 2011, and for the six months ended June 30, 2012, combine the historical consolidated statements of income of Aetna and Coventry, giving effect to the Merger as if it had occurred on the first day of each period presented. The unaudited pro forma condensed combined balance sheet as of June 30, 2012, combines the historical consolidated balance sheets of Aetna and Coventry, giving effect to the Merger as if it had occurred on June 30, 2012.

The Pro Formas and the accompanying notes are based on, and should be read in conjunction with, the following historical consolidated financial statements and accompanying notes:

•
separate historical financial statements of Aetna as of, and for the year ended, December 31, 2011, and the related notes included in Aetna’s Annual Report on Form 10-K for the year ended December 31, 2011;

•
separate historical financial statements of Coventry as of, and for the year ended, December 31, 2011, and the related notes included in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2011;

•
separate historical financial statements of Aetna as of, and for the six months ended, June 30, 2012, and the related notes included in Aetna’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012; and

•
separate historical financial statements of Coventry as of, and for the six months ended, June 30, 2012, and the related notes included in Coventry’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012.

Coventry’s separate historical financial statements referred to in the preceding paragraph were prepared by Coventry and provided to Aetna. Aetna takes no responsibility for Coventry’s separate historical financial statements, and Aetna is not incorporating into this Current Report on Form 8-K such financial statements. Coventry’s separate historical financial statements may be read and copied at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Coventry’s separate historical financial statements contained in its SEC filings are also available to the public at the SEC’s web site at www.sec.gov.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report:

2.1
Amendment No. 1 to Agreement and Plan of Merger, dated as of October 17, 2012 among Aetna Inc., Jaguar Merger Subsidiary, Inc. and Coventry Health Care, Inc. (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request).

99.1	Updated Aetna and Coventry unaudited pro forma condensed combined financial statements as of, and for the six months ended, June 30, 2012 and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date:	October 22, 2012	By:	/s/ Rajan Parmeswar
			Name:	Rajan Parmeswar
			Title:	Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
2.1
Amendment No. 1 to Agreement and Plan of Merger, dated as of October 17, 2012 among Aetna Inc., Jaguar Merger Subsidiary, Inc. and Coventry Health Care, Inc. (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request).

99.1	Updated Aetna and Coventry unaudited pro forma condensed combined financial statements as of, and for the six months ended, June 30, 2012 and for the year ended December 31, 2011.